WHEN RECORDED, RETURN TO:

Zions First National Bank
Commercial Loan Department
P.O. Box 25822 One South Main Street
Salt Lake City, Utah 84125
Attention: Michael R. Brough


                                   TRUST DEED,
                     ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING


         This Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing (the "Trust Deed") is made and executed this 31st day of May, 2000 (the "Closing Date"), by Evans & Sutherland Computer Corporation, a Utah corporation ("Trustor") to Zions First National Bank, a national banking association ("Trustee"), in favor of Zions First National Bank, a national banking association ("Beneficiary").

         Beneficiary is making a loan to Trustor in an amount of up to Fifteen Million Dollars ($15,000,000.00) (the "Loan"). The Loan is evidenced by the Promissory Note dated the Closing Date in the original principal amount of the Loan (the "Note"). The Loan will be advanced under a Loan Agreement between Trustor and Beneficiary dated the Closing Date (the "Loan Agreement").

         In exchange for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE 1 GRANT AND CONVEYANCE

         1.1 General Grant. Trustor hereby assigns, grants, bargains, sells, conveys, warrants, and transfers to Trustee in trust, for the benefit of Beneficiary, with power of sale, and right of entry and possession, the following described interests in real property (the "Real Property"):

                  1.1.1 Real Property. All of the leasehold right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to the real property located in Salt Lake County, State of Utah (the "Property") as more particularly described in Exhibit A attached hereto and incorporated herein by this reference, which leasehold interest is created pursuant to the following ground lease agreements entered into between the University of Utah, a body corporate and politic ("Ground Lessor"), as lessor, and Trustor, as lessee (collectively the "Ground Lease"): (i) Lease Agreement dated November 21, 1972, as amended by an Addendum to Lease Agreement dated November 21, 1972, a Second Addendum to Lease Agreement dated June 4, 1973, a Third Addendum to Lease Agreement dated December 7, 1973, and a Fourth Addendum to Lease Agreement dated September 12, 1979, all entered into between Ground Lessor, as lessor, and Mountain Co-Venture, a general partnership, as lessee, and as amended by a Fifth Addendum to Lease Agreement dated April 9, 1987 entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 540 to Trustor; (ii) Lease Agreement dated September 4, 1979 entered into between Ground Lessor, as lessor, and Tri Venture, a general partnership, as lessee, as amended by a First Addendum to Lease Agreement dated April 9, 1987, and a Second Addendum to Lease Agreement

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dated December 31, 1990, all entered into between Ground Lessor, as lessor,  and
Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 560 to Trustor; (iii) Lease Agreement dated November 21, 1973, as amended by a First Addendum to Lease Agreement dated May 24, 1974, a Second Addendum to Lease Agreement dated March 23, 1977, a Third Addendum to Lease Agreement dated September 12, 1979, all entered into between Ground Lessor, as lessor, and Park Enterprises, a general partnership, as lessee, and as amended by a Fourth Addendum to Lease Agreement dated April 9, 1987 entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 580 to Trustor; (iv) Lease Agreement dated April 9, 1987, as amended by a First Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 600 to Trustor; (v) Lease Agreement dated September 5, 1980 entered into between Ground Lessor, as lessor, and Black Hawk Investment Company, a general partnership, as lessee, and as amended by a First Amendment to Lease Agreement dated June 7, 1982, a Second Amendment to Lease Agreement dated September 28, 1982, a Third Addendum to Lease Agreement dated April 9, 1987, and a Fourth Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 650 to Trustor; (vi) Lease Agreement dated April 1, 1988, as amended by a First Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 770 to Trustor; and (vii) Lease Agreement dated December 31, 1990 entered into between Ground Lessor, as lessor, and Trustor, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 790 to Trustor.

                  1.1.2 Buildings, Improvements and Interests. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to: (a) All buildings, improvements, works, structures, facilities and fixtures, including any future additions to, and improvements and betterments now or hereafter constructed upon, and all renewals and replacements of, any of the foregoing, which are now or hereafter shall be constructed or affixed or constructively affixed to the Property, or to any portion of the Property (the "Improvements"); (b) All easements, licenses, streets, ways, alleys, roads, passages, rights-of-way, minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water courses, water rights, and water stock (whether now owned or hereafter acquired by Trustor and whether arising by virtue of land ownership, contract or otherwise), of any kind and nature, relating to or in any way appurtenant or appertaining to the Property or to any portion of the Property.

                  1.1.3 Tenements, Hereditaments. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to all of the tenements, hereditaments, rights, privileges, and appurtenances belonging, relating, or in any way appertaining to any of the Property or the Improvements, or any portion of the Property or the Improvements, or which shall hereafter in any way belong, relate, or in any way appertain thereto, whether now owned or hereafter acquired, and the reversion and reversions, remainder and remainders, and estates, rights, titles, interests, possessions, claims, and demands of every nature whatsoever, at law or in equity, which Trustor may have or may hereafter acquire in and to the Property, the Improvements, or any portion thereof.

                  1.1.4 Leases, Rents, Issues, Etc. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to all leases and subleases of all or any portion of the Property or the Improvements now or hereafter existing or entered into, and all lease agreements and documents evidencing the same; and all right, title and interest of Trustor thereunder, including without, limitation, all rents, subrents, and other amounts received for use of any portion of the Property, including the Improvements, and all proceeds from such rents, issues, royalties, security deposits, income and profits of and from the Property, the Improvements, or any portion thereof.

         1.2 Security Interest. Trustor hereby assigns and grants to Beneficiary a security interest in the following described property (collectively the "Personalty"), whether now or hereafter existing, and in which Trustor now has or hereafter obtains any right, title, estate or interest, but only to the extent of Trustor's ownership interest therein, together with all additions and accessions thereto and all rents and proceeds thereof:

                  1.2.1 Tangible Personal Property. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to: (a) All goods, inventory, specifically including, without limitation, materials, furnishings and supplies, whether stored on or off the Property, delivered to the Property for incorporation or use in any construction, renovation, operation or maintenance of the Property or the Improvements, supplies, furnishings, construction materials, equipment, vehicles, machinery, appliances, including attached and unattached appliances, and other tangible personal property and fixtures located in or upon the Property or the Improvements and used or useable in connection therewith, or to be used in the construction, reconstruction, remodeling, or repair of any of the Improvements now or hereafter located upon the Property, however, specifically excluding any goods or inventory embodying or incorporating the intellectual property of Trustor, including any copyrights, patents, or trade secrets; (b) All furniture, fixtures and equipment as equipment is defined in the Uniform Commercial Code, wherever located, and all related right, title and interest of Trustor, now owned or hereafter acquired or created, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein, (c) All architectural, development, construction and construction cost guarantee contracts or bonds entered into in connection with the improvement of the Property, all plans and specifications, building or use permits, subdivision plats and any related subdivision development requirements and specifications prepared by the engineer thereunder, relating to the construction, development, ownership or maintenance of the Property or the Improvements; (d) All engineering reports, surveys, soil reports and other documents relating to the Property; (e) All modifications, parts, accessories, and accessions to each and all of the foregoing and all renewals and replacements thereof; and (f) All proceeds of each of the foregoing.

                  1.2.2 Permits, Names, Rights, Etc. All right, title interest and estate of Trustor, now owned or hereafter acquired, in and to: (a) All contracts, permits, franchises, privileges, grants, consents, licenses, authorizations, and approvals heretofore or hereafter granted by the United States, by the State of Utah or by any departments or agencies thereof or any other governmental or public bodies, agencies or authorities, to or for the benefit of Trustor and utilized in connection with the Property and the Improvements thereon or to be constructed thereon, to the extent the same are transferable and subject to all terms, covenants and conditions thereof and to applicable law; (b) All names under or by which the Property or any of the Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all service marks, trademarks and goodwill in any way relating to Trustor's ownership and operation of the Property; (c) All contracts, contract rights, rights to payment, general intangibles, except to the extent that such general intangibles constitute or consist of Borrower's patents, copyrights, trade secrets or other intellectual property, documents, instructions, accounts, water stock arising in connection with Trustor's ownership, legal or equitable claims, judgments, and awards now or hereafter accruing to the benefit of Trustor respecting the Property and the Improvements, specifically including, without limitation, all architectural, development and construction contracts, and all construction cost guarantee contracts relating to the Property or the Improvements; (d) All shares of stock, partnership interests, or other evidence of ownership of any part of the Property or the Improvements that is owned by Trustor in common with others; (e) All documents and rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property; and (f) All amendments, modifications, additions, accessions, substitutions, replacements and renewals to any of the foregoing and all proceeds of the foregoing, whether voluntary or involuntary, including without limitation, insurance proceeds.

                  1.2.3 Awards. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to: (a) All awards made for the taking by eminent domain or by any proceeding or purchase in lieu thereof of the Property or any portion of the Property, the Improvements or any portion of the Improvements, or of any other Improvements now or hereafter situate thereon or any estate or easement in the Property (including any awards for change of grade of streets); (b) All insurance policies and all proceeds of insurance paid on account of any partial or total destruction of the Improvements or any portion thereof; (c) All causes of action and recoveries for any loss or diminution in the value of the Property or the Improvements; and (d) All proceeds of each of the foregoing.

                  1.2.4 Plans and Utility Taps. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to: All Plans and any and all replacements, modifications, and amendments thereto and any and all contracts, agreements or commitments between Trustor and any utility company, water company or user association, or telephone company, to furnish electricity, natural gas or oil, telephone, sewer, water or other such services, or to provide hook-ups, connections, lines or other necessary taps to the Property and the Improvements thereon. Trustor, upon a default, past any applicable cure or grace period, under the Loan Documents, hereby irrevocably appoints Beneficiary as Trustor's true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and to do and perform any act in the name and on behalf of Trustor necessary to maintain and continue all contracts, agreements or commitments with any such utility company and, otherwise, to perform all acts necessary to assure uninterrupted utility service to the Property and the Improvements thereon.

                  1.2.5 Loan Proceeds. All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to all proceeds of the Loan made by Beneficiary to Trustor which proceeds are held by Beneficiary, whether or not disbursed.

                  1.2.6 Contracts. All right, title, interest and estate of Trustor, now owned or hereafter acquired, under any other contract, subcontract or agreement which have been or shall hereinafter be entered into relating to the construction, development, sale, lease, operation, or use of all or a portion of the Property or the Improvements.

                  1.2.7 General Intangibles. Excepting only intellectual property rights and licenses, all general intangibles of Trustor, presently existing or hereafter arising, including general intangibles as defined in the Uniform Commercial Code, choses in action, proceeds, contracts, distributions, dividends, refunds, security deposits, judgments, insurance claims, any right to payment of any nature, any other rights or assets of Trustor customarily or for accounting purposes classified as general intangibles, and all documentation and supporting information related to any of the foregoing, all rents, profits and issues thereof, and all proceeds thereof.

         1.3 Security Agreement. This Trust Deed constitutes a Security Agreement with respect to the Personalty, and Beneficiary shall have all of the rights and remedies of a secured party under the Loan Documents and the Utah Uniform Commercial Code as well as all other rights and remedies available at law or in equity. Trustor and Beneficiary acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Trustor, regardless of when advances to Trustor are actually made or when the Trust Estate is acquired.

         1.4 Trust Estate. The Real Property and the Personalty are sometimes hereinafter collectively referred to as the "Trust Estate".

         1.5 Fixture Filing. This Trust Deed constitutes a fixture filing pursuant to Article 9 of the Utah Uniform Commercial Code, Utah Code Ann.
Section 70A-9-101, et. seq. The addresses of the secured party (Beneficiary) and the debtor (Trustor) are set forth in Section 12.1 of this Trust Deed. This Trust Deed is to be recorded in the real estate records in the County Recorder's office of the county in which the Real Property is located. Ground Lessor is the record owner of the Real Property and Trustor owns a leasehold interest in the Real Property.

                          ARTICLE 2 OBLIGATION SECURED

         2.1 Obligations. This Trust Deed is given for the purpose of securing the following obligations (collectively the "Obligations") of Trustor:

                  2.1.1 Note. The payment and performance of each and every agreement and obligation under the Note, including without limitation, the payment of principal and interest under the Note when and as due.

                  2.1.2 Business Credit Card Obligations. The payment and performance of each and every agreement and obligation pursuant to all business credit card accounts issued by Beneficiary to, at the require of, or for the benefit of Trustor.

                  2.1.3 Other Loan Documents. The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed, the Note, the Loan Agreement, and any other Loan Document.

                  2.1.4 Advances by Trustee or Beneficiary. The payment of all sums expended and advanced by Trustee or Beneficiary pursuant to the terms of this Trust Deed, the Loan Agreement, or any other Loan Document, together with interest thereon as provided in this Trust Deed.

                  2.1.5 Extensions, Etc. The payment and performance of any extensions of, renewals of, modifications of, or additional advances under the Note, or any of the obligations evidenced by the Note, regardless of the extent of or the subject matter of any such extension, renewal, modification or additional advance.

                  2.1.6 Other Obligations. The payment and performance of any other note or obligation reciting that it is secured by this Trust Deed.

                  2.1.7 Revolving Line of Credit. The Loan shall be a revolving line of credit under which Trustor may repeatedly draw and repay funds, so long as no Event of Default has occurred under this Trust Deed or under the Loan Agreement or any other Loan Document, and so long as the aggregate, outstanding Principal Indebtedness at any time does not exceed the principal amount of the Note. Disbursements under the Note shall be made in accordance with the Loan Agreement. If, at any time prior to the maturity of the Note, the Note shall have a zero balance owing, this Trust Deed shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

                    ARTICLE 3 REPRESENTATIONS AND WARRANTIES

         3.1 Property. Trustor represents and warrants to Beneficiary as follows:

                  3.1.1 Title. To the best of Trustor's actual knowledge, Ground Lessor is the owner of fee simple marketable title in and to the Real Property and Trustor owns a leasehold interest in the Real Property pursuant to the terms of the Ground Lease.

                  3.1.2 Defense of Leasehold. Trustor shall defend its leasehold interest in the Real Property and the Improvements against all claims and demands whatsoever.

                  3.1.3 Exceptions to Title. With the exception of such exceptions to title as are identified in the Loan Agreement as Permitted Encumbrances, if any (the "Permitted Encumbrances"), the Property and the Improvements are free and clear of all liens, claims, encumbrances, restrictions, encroachments and interests whatsoever in favor of any third party.

                  3.1.4  Lien  Priority.  With the  exception  of the  Permitted
Encumbrances, the lien created by this Trust Deed upon the Property and the Improvements is a good and valid first lien, free and clear of all adverse liens, encumbrances and exceptions.

                  3.1.5 Hazardous Material. No Hazardous Materials have been stored, or improperly used, disposed of, discarded, dumped, or abandoned by any person or entity on, in or under the Property or the Improvements in violation of any Environmental Laws. Trustor has complied with all applicable federal, state and local laws, rules, ordinances and regulations relating to the storage, transportation, and disposal of Hazardous Materials on, in or under the Property or the Improvements.

                  3.1.6 Ground Lease. The Ground Lease is in good standing and in full force and effect. No default has occurred under the Ground Lease and no conditions exist nor have any events occurred which with the giving of notice, the passage of time, or both, would constitute a default under the Ground Lease.

         3.2 Personalty. Trustor further represents and warrants to Beneficiary as follows:

                  3.2.1 Owner of Personalty. Trustor is the owner, or upon acquisition thereof, will be the owner of the Personalty.

                  3.2.2 No Prior Liens. The Personalty is, or upon acquisition thereof by Trustor, will be free and clear of all liens, claims, encumbrances, restrictions, charges, and security interests in favor of any third party except for the Permitted Encumbrances.

         3.3 Location of Personalty. The Personalty associated with the Real Property will be located in the State of Utah, and other than temporary (not to exceed three (3) months) uses outside that state in the ordinary course of Trustor's business, will not be removed from that state without the prior written consent of Beneficiary.

                      ARTICLE 4 MAINTENANCE OF TRUST ESTATE

         4.1 Maintenance. Trustor shall do each of the following, enforce its rights under the Ground Lease, and to the extent of its ability, cause Ground Lessor to do each of the following: (a) maintain the Trust Estate at all times in good condition and repair; (b) not commit any material waste of the Trust Estate, or remove, damage, demolish, or structurally alter any of the Improvements; (c) complete promptly and in good and workmanlike manner any Improvement on the Property; (d) except to the extent that insurance proceeds are applied by Beneficiary to the satisfaction of the Obligations in accordance with Article 5, restore promptly and in good and workmanlike manner any of the Improvements or any portion thereof, which may for any reason be materially damaged or destroyed; (e) comply at all times with all laws, ordinances, regulations, covenants, and restrictions in any manner affecting the Trust Estate; (f) not commit or permit any act upon the Trust Estate in violation of law; and (g) do all acts which by reason of the character or use of the Trust Estate may be reasonably necessary to maintain and care for the same, the specific enumeration herein not excluding the general.

                               ARTICLE 5 INSURANCE

         5.1 Insurance. Trustor shall secure and maintain in force on the Trust Estate (a) multi-peril property insurance; (b) public liability insurance; (c) worker's compensation insurance; (d) flood insurance (unless Trustor provides Beneficiary with evidence satisfactory to Beneficiary that no part of the Trust Estate is located within an area designated by the Department of Housing and Urban Development as a flood hazard area); and (e) such other insurance as may be required by the Loan Agreement or by law. All such insurance policies must cover all risks reasonably required to be covered by Beneficiary, comply with any requirements set forth in the Loan Agreement and be approved by Beneficiary as to amount, form, terms, deductibles and insurer. All such policies of insurance shall name Beneficiary as an additional insured or loss payee, as appropriate. All such insurance policies shall contain a provision that such policies will not be cancelled or amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Beneficiary.

         5.2 Notice of Casualty. In the event of loss or damage to the Trust Estate, or any portion of the Trust Estate, Trustor shall immediately give notice thereof to Beneficiary.

         5.3 Proceeds of Insurance. All proceeds of insurance on the Trust Estate, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Trust Estate, or for any damage or injury to it or for any loss or diminution in the value of the Trust Estate, are hereby assigned to and shall be paid to Beneficiary, except as otherwise provided in the Loan Agreement. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries.

         5.4 Disposition of Policies on Foreclosure. In the event Beneficiary exercises the power of sale or foreclosure provisions of this Trust Deed or makes any other transfer of title or assignment of the Trust Estate in extinguishment in whole or in part of the Obligations, all right, title and interest of Trustor in and to the policies of insurance required by Section 5.1 of this Trust Deed shall inure to the benefit of and pass to the transferee of the interests conveyed under this Trust Deed or to the purchaser at the foreclosure sale, as the case may be.

                      ARTICLE 6 INDEMNIFICATION AND OFF-SET

         6.1 Indemnification. Trustor hereby indemnifies and holds Beneficiary harmless in accordance with the following:

                  6.1.1 General Indemnification. Trustor shall indemnify and hold Beneficiary harmless from any and all losses, damages, claims, causes of action, suits, debts, obligations, or liabilities which arise from or are related to, the Note, the Loan Agreement, this Trust Deed, any other Loan Documents evidencing or securing the Note, or the construction, use or occupation of the Trust Estate, or any part thereof, or the Property, except for claims based upon Beneficiary's gross negligence or willful misconduct. If Beneficiary commences an action against Trustor to enforce any of the terms, covenants or conditions of this Trust Deed or because of the breach by Trustor

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of any of the terms,  covenants,  or conditions,  or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary reasonable attorneys fees and costs actually incurred by Beneficiary. The right to such attorneys fees and costs shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Trustor breaches any term, covenant or condition of this Trust Deed, Beneficiary may employ an attorney or attorneys to protect Beneficiary's rights hereunder and in the event of such employment following any breach of Trustor, Trustor shall pay Beneficiary reasonable attorneys fees and costs actually incurred by Beneficiary, whether or not action is actually commenced against Trustor by reason of such material breach.

                  6.1.2 Mechanics Liens. If Beneficiary or the Property is held liable or could be held liable for, or is subject to any losses, damages, costs, charges or expenses, directly or indirectly on account of any claims for work, labor, or material furnished in connection with or arising from the construction of any building, fixture and improvements, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability or expense arising therefrom including reasonable attorneys fees and costs.

                  6.1.3 Hazardous Materials. Trustor hereby agrees to indemnify, hold harmless and defend (by counsel of Beneficiary's choice) Beneficiary, its directors, officers, employees, agent, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees and expenses), arising directly or indirectly, in whole or in part, out of (a) the presence on or under the Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from the Property, or (b) any activity carried on or undertaken on or off the Property, whether prior to or during the term of the Loan, and whether by Trustor or any predecessor in title or any employees, agents, contractors or subcontractors of Trustor or any predecessor in title, or any third persons at any time occupying or present on the Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Property. The foregoing indemnity shall further apply to any residual contamination on or under the Property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. Trustor hereby acknowledges and agrees that, notwithstanding any other provision of this Trust Deed or any of the other Loan Documents to the contrary, the obligations of Trustor under this Section 6.1.3 shall be unlimited personal obligations of Trustor and shall survive any foreclosure under this Trust Deed, any transfer in lieu thereof, and any satisfaction of the obligations of Trustor in connection with the Loan. Trustor acknowledges that Beneficiary would not extend the Loan but for the personal liability undertaken by Trustor for the obligations under this Section 6.1.3.

         6.2 Off-Set. All sums payable by Trustor under the Note and this Trust Deed shall be paid without notices, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. The Obligations and liabilities of Trustor hereunder shall in no way be

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released, discharged or otherwise affected (except as expressly provided herein)
by reason of: (a) any damage to or destruction of, or any condemnation or similar taking of the Trust Estate or any part thereof; (b) any destruction or prevention of or interference with any use of the Trust Estate or any part thereof; (c) any title defect or encumbrance or any eviction from the Trust Estate or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Trust Deed by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Beneficiary; (f) the occurrence of an Event of Default or any default or failure on the part of Beneficiary to perform or comply with any of the terms, covenants or conditions of this Trust Deed beyond any applicable grace or cure period or of any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

                         ARTICLE 7 TAXES AND IMPOSITIONS

         7.1 Payment of Taxes and Impositions. Trustor shall pay, or cause Ground Lessor to pay, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes, assessments and other governmental, municipal, or other charges or impositions of any kind or nature whatsoever (including without limitation, charges and assessments on water or water stocks used on or with the Property and levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create, or appear to create, a lien upon the Trust Estate or any portion of the Trust Estate, or upon any equipment or other facility used in the construction, operation or maintenance of the Trust Estate (all of which taxes, assessments and other governmental charges of like nature are referred to as the "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the election of the taxpayer be paid in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

         7.2 Evidence of Payment. Unless such Imposition is paid directly by Beneficiary pursuant to Section 8.4 of this Trust Deed, Trustor shall furnish Beneficiary, within thirty (30) days after the date upon which such Imposition is due and payable by Trustor, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

         7.3 Right to Contest. Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any Imposition by appropriate legal proceedings, but such contest shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in
Section 7.1 of this Trust Deed unless Trustor has given prior written notice to Beneficiary of Trustor's intent to so contest or object to an Imposition, and unless, at Beneficiary's option, (a) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (b) Trustor shall furnish a

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good and sufficient  undertaking and sureties or title insurance  endorsement as may be required or permitted by law to accomplish a stay of such proceedings.

                         ARTICLE 8 ADDITIONAL COVENANTS

         8.1 Ground Lease. Trustor shall cause, to the extent of Trustor's ability, Ground Lessor to perform all of its obligations under the Ground Lease and maintain the Ground Lease in full force and effect.

         8.2 Payment of Utilities. Trustor shall pay, or cause, to the extent of Trustor's ability, Ground Lessor to pay, when due, all utility charges incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such assessments or charges are liens thereon.

         8.3 Defense of Title. Trustor has and shall preserve good and marketable fee title to the Trust Estate free of all liens, claims, charges, security interests, encumbrances, easements or restrictions other than the Permitted Encumbrances. Except as provided otherwise in Section 7.3 of this Trust Deed and with the exception of the Permitted Encumbrances, Trustor shall promptly discharge and remove any lien or security interest which has, or may have, priority over or equality with the lien and security interest created by this Trust Deed. Trustor shall furnish to Beneficiary written notice of any litigation, default, lien, security interest or notice of default affecting the Trust Estate or title thereto, within ten (10) days of initial receipt of notice of such lien, security interest, litigation or default. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof, the Trust Estate, or the rights or powers of Beneficiary or Trustee. Should Beneficiary elect to appear in or defend any such action or proceeding, Trustor shall pay all reasonable costs and expenses, including costs of evidence of title and reasonable attorney fees and costs, incurred by Beneficiary or Trustee. Trustor shall, at its cost, do, execute, acknowledge, and deliver all further deeds, conveyances, trust deeds, assignments, notices of assignments, security agreements, financing statements, transfers, acts and assurances as Beneficiary shall from time to time reasonably require, for the better perfecting, continuing, assuring, granting, conveying, assigning, transferring, and confirming unto Trustee and Beneficiary the Trust Estate, and all rights hereby granted, conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to grant, convey or assign to Trustee or Beneficiary, or for carrying out the intention or facilitating the performance of the terms of the Note or the other Loan Documents.

         8.4 Reserves for Taxes and  Insurance.  In furtherance of Article 5 and
Article 7 of this Trust Deed and anything to the contrary herein notwithstanding, if any Event of Default shall occur and be continuing, and at Beneficiary's written request, Trustor shall deposit with Beneficiary in a non-interest bearing account, on the first day of each month, until the Note is paid in full, an amount equal to one-twelfth of the annual Impositions, as defined in Article 7, as reasonably estimated by Beneficiary to pay the installment of Impositions next due on the Trust Estate, and one-twelfth of the estimated annual aggregate insurance premiums on all policies of insurance required in Article 5. In such event, Trustor shall cause all bills, statements or other documents relating to the Impositions and insurance premiums to be sent to Beneficiary. Providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 8.4, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Nothing contained herein shall cause Beneficiary to be deemed a trustee of such funds deposited with Beneficiary pursuant to this Section 8.4. Beneficiary shall not be obligated to pay any interest on any sums held by Beneficiary pending disbursement or application hereunder, and Beneficiary may impound or reserve for future payment of Impositions and insurance premiums such portion of such payments as Beneficiary may, in Beneficiary's absolute discretion, deem proper, applying the balance on the principal of or interest on the Obligations secured hereby. Should Trustor fail to deposit with Beneficiary (exclusive of that portion of the payments which has been applied by Beneficiary on the principal of or interest on the
Note) sums sufficient to fully pay such Impositions and insurance premiums at least thirty (30) days before delinquency thereof, Beneficiary, at Beneficiary's election, but without any obligation to do so, may advance any amounts required to make up the deficiency, which advances, if any, shall be secured by this Trust Deed and shall bear interest and be repayable to Beneficiary in the manner specified in Section 8.6 of this Trust Deed.

         8.5 Performance in Trustor's Stead. Should Trustor fail to make any payment or to do any act as provided in this Trust Deed, then Beneficiary or Trustee, but without any obligation to do so, and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: (a) make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof (Beneficiary or Trustee being authorized to enter upon the Trust Estate for such purposes); (b) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; or (c) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of either appears to be superior to the lien of this Trust Deed; and in exercising any such powers, incur any liability, or expend such reasonable amounts as Beneficiary may reasonably deem necessary therefor, including costs of evidence of title, employment of attorneys, and payment of reasonable attorney fees and costs. All such amounts expended by either or both Trustee or Beneficiary shall, at the election of Beneficiary, be added to the principal indebtedness secured by this Trust Deed and shall accrue interest in accordance with the terms of the Note. Trustor hereby waives and releases all claims or causes of action which may hereafter arise in favor of Trustor against Beneficiary by reason of any action taken by Beneficiary pursuant to any power or authority granted in this
Section 8.5, except for Beneficiary's gross negligence or wilful misconduct.

         8.6 Repayment of Advances. Trustor shall immediately repay to Beneficiary sums, with interest thereon as provided in the Note, which at any time may be paid or advanced by Beneficiary for the payment of insurance premiums, Impositions, title searches, title reports or abstracts, and any other advances made by Beneficiary which are reasonably necessary or desirable to maintain this Trust Deed as a prior, valid, and subsisting lien upon the Trust Estate, to preserve and protect Beneficiary's interest in this Trust Deed or to preserve, repair, or maintain the Trust Estate. All such advances shall be wholly optional on the part of Beneficiary, and Trustor's obligation to repay the same, with interest, to Beneficiary shall be secured by the lien of this Trust Deed.

         8.7 No Removal of Fixtures. Trustor shall not, and shall cause, to the extent of Trustor's ability, Ground Lessor to not, during the existence of this Trust Deed and without the written consent of Beneficiary, remove from the Real Property or the Improvements, any fixture, structure, or other improvement at any time affixed or constructively affixed to the Real Property or the Improvements or any portion thereof, or any Personalty, except in the ordinary course of Trustor's business.

         8.8 Further Assurance. Trustor shall execute and deliver to Beneficiary such further instruments, including without limitation Uniform Commercial Code Financing Statements and Continuation Statements, and do such further acts as may be necessary or as may be reasonably required by Beneficiary to carry out more effectively the purposes of this Trust Deed and to subject to the lien, security interest and mortgage created or intended to be created hereby any property, rights, or interests covered or intended to be covered by this Trust Deed. From and after the occurrence of an Event of Default, Trustor authorizes (to the extent such authorization is valid under applicable law) Beneficiary to execute and file, without Trustor's signature, such Uniform Commercial Code Financing Statements and Continuation Statements as Beneficiary may deem necessary in order to perfect, or continue the perfection of, the security interests created by this Trust Deed.

         8.9 Attornment. Trustor shall assign to Beneficiary, as additional security for Trustor's performance of the Obligations, any and all existing or future lease agreements entered into by Trustor, as landlord, which pertain to the Property or the Improvements, or any portion thereof, and all such leases shall contain a covenant on the part of the tenant thereunder, enforceable by Beneficiary, obligating such tenant, upon request of Beneficiary, to attorn to and become a tenant of Beneficiary, or any purchaser from Trustee or through foreclosure of this Trust Deed, for the unexpired term, and subject to the terms and conditions, of such future lease agreements. The assignments of lease shall be in form and content satisfactory to Beneficiary.

         8.10 No Further Encumbrances. As an express condition of Beneficiary making the loan secured by this Trust Deed, Trustor shall not further encumber, pledge, mortgage, hypothecate, place any lien, charge or claim upon, or otherwise give as security the Trust Estate or any interest therein nor cause or allow by operation of law the encumbrance of the Trust Estate or any interest therein without the written consent of Beneficiary even though such encumbrance may be junior to the encumbrance created by this Trust Deed. Encumbrance of the Trust Estate contrary to the provisions of this Section 8.10 without the express written consent of Beneficiary, shall constitute an Event of Default and at Beneficiary's option, Beneficiary may declare the entire balance of principal and interest immediately due and payable, whether the same be created by Trustor or an unaffiliated third party asserting a judgment lien, mechanic's or materialmen's lien or any other type of encumbrance or title defect.

         8.11 Due on Sale. Other than (a) a transfer by devise, descent or by operation of law upon the death of a joint tenant; (b) a transfer of Personalty in the ordinary course of Trustor's business; or (c) the grant of any leasehold interest of ten (10) years or less not containing an option to purchase, Trustor shall not sell, convey or otherwise transfer the Trust Estate or any part thereof or interest therein, without the prior written consent of Beneficiary, except as authorized in the Loan Agreement. If the Trust Estate, or any part thereof, or any interest therein, is sold, conveyed or otherwise transferred without the prior written consent of Beneficiary, or if Trustor be divested of title to the Trust Estate, or any part thereof or interest therein, in any manner, whether voluntarily or involuntarily, then the full principal indebtedness of the Note and the other Obligations, at the option of Beneficiary and without demand or notice, shall immediately become due and payable.

         8.12 Evidence of Title. Trustor shall deliver to, pay for and maintain with Beneficiary until the indebtedness secured hereby is paid in full, such evidence of title as Beneficiary may require, including abstracts of title or policies of title insurance and any extensions or renewals thereof or supplements or endorsements thereto.

         8.13 Additional Collateral. If, at any time, the value of all of the Trust Estate, based on an MAI appraisal acceptable to Beneficiary, is not sufficient to establish a ratio between the total amount of the Obligations then due and owing and the value of all of the Trust Estate equal to or less than one hundred percent (100%), Trustor shall provide Beneficiary with such additional collateral as is necessary so that the total value of all collateral securing Trustor's performance of the Obligations is sufficient to establish a ratio between the total amount of the Obligations then due and owing and the value of all such collateral of no more than one hundred percent (100%).

         8.14 Compliance With Laws. Trustor shall comply, and shall enforce its rights under the Ground Lease and cause Ground Lessor to comply, with all laws, ordinances, regulations, easement agreements, covenants, conditions, and restrictions (including laws relating to hazardous wastes and/or protection of the environment, or species of plants or animals protected by federal, state, local or other law) affecting the Trust Estate. Trustor shall not cause, permit nor suffer any violation of any of the foregoing and shall pay all response costs, fees, or charges of any kind in connection therewith and defend, indemnify, and hold harmless Beneficiary with respect thereto.

         8.15 Financial Statements. Trustor shall keep adequate books and records of account of the Trust Estate and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with the requirements of the Loan Agreement. Beneficiary shall have the right to examine, copy and audit Trustor's records and books of account at all reasonable times. Trustor shall furnish to Beneficiary copies of its financial statements and other financial information satisfactory to Beneficiary at the time and in the manner provided in the Loan Agreement.

         8.16 Inspections. Beneficiary, and its agents, representatives and employees, are authorized, but not obligated, to enter at any reasonable time upon the Real Property for the purpose of inspecting the same, and for the purpose of performing any of the acts it or Trustor is authorized to perform under the terms of this Trust Deed or any other Loan Document.

         8.17 No Merger. If the Trust Estate is under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Trust Deed and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Trust Deed on the Trust Estate pursuant to the provisions of this Trust Deed, any leases or subleases then existing and created by Trustor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

                          ARTICLE 9 CONDEMNATION AWARDS

         If the Trust Estate or any portion thereof should be taken or damaged by reason of any public improvement or condemnation proceeding, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefor, and shall be entitled at Beneficiary's option to commence, appear in, and prosecute in Beneficiary's own name any action or proceeding, and to make any compromise or settlement, in connection with such taking. Trustor shall promptly give notice to Beneficiary of any condemnation proceeding or any taking for public improvement. All such compensation, awards, damages, causes of action, proceeds, or other payments are hereby assigned to Beneficiary, which may, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit or before or after judgment), including reasonable attorney fees, incurred by Beneficiary in connection with such compensation, awards, damages, rights of action, proceeds, or other payments, release any and all moneys so received by Beneficiary or apply the same, or any portion thereof, on any of the Obligations (whether or not then due) secured by this Trust Deed. Beneficiary shall have no obligation to apply proceeds of condemnation to restore or repair damage to the Trust Estate regardless of whether such taking has a significant adverse impact on the operation of the remaining portion of the Trust Estate. Trustor shall execute and deliver to Beneficiary such further assignments of such compensation, awards, damages, causes of action, proceeds, or other payments as Beneficiary may from time to time require.

                ARTICLE 10 ASSIGNMENT OF LEASES, RENTS AND INCOME

         10.1 Assignment. Trustor hereby absolutely assigns to Trustee all right, title and interest of Trustor in and to all leases now existing or hereafter entered into by Trustor and demising the whole or any part of the Trust Estate, and does hereby further assign any and all rents, subrents, and other amounts received for the use of any portion of the Trust Estate, including the Improvements, and all proceeds from such rents, covering the Trust Estate or any portion thereof, now or hereafter existing or entered into, together with issues, royalties, income, profits and security deposits of and from the Trust Estate. Until the occurrence of an Event of Default, Trustor may, under a temporary revocable license granted hereby, collect and use all such rents, subrents, issues, royalties, income, and profits which become payable prior to default. Upon the occurrence of an Event of Default, Trustor's license to collect and use any of such proceeds shall immediately cease without further action by or on behalf of any party, and Beneficiary shall have the right, with or without taking possession of the Trust Estate, and either in person, by agent, or through a court-appointed receiver (Trustor hereby consents to the appointment of Beneficiary or Beneficiary's designee as such receiver), to sue for or otherwise collect all such rents, subrents, issues, royalties, income, and profits, including those past due and unpaid. Any sums so collected, after the deduction of all costs and expenses of operation and collection (regardless of the particular nature thereof and whether incurred with or without suit or before or after judgment), including reasonable attorney fees, shall be applied toward the payment of the Obligations. Such right of collection and use of such proceeds by Beneficiary shall obtain both before and after the exercise of the power of sale provisions of this Trust Deed, the foreclosure of this Trust Deed and throughout any period of redemption. The rights granted under this Section
10.1 shall in no way be dependent upon and shall apply without regard to whether all or a portion of the Trust Estate is in danger of being lost, removed, or materially injured, or whether the Trust Estate or any other security is adequate to discharge the obligations secured by this Trust Deed. Beneficiary's failure or discontinuance at any time to collect any of such proceeds shall not in any manner affect the right, power, and authority of Beneficiary thereafter to collect the same. Neither any provision contained herein, nor the Beneficiary's exercise of Beneficiary's right to collect such proceeds, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease, sublease, option, or other interest in the Trust Estate, or an assumption of liability under, or a subordination of the lien or charge of this Trust Deed to, any tenancy, lease, sublease, option, or other interest in the Trust Estate. All tenants, lessees, sublessees and other persons which have any obligation to make any payment to Trustor in connection with the Trust Estate or any portion thereof are hereby authorized and directed to pay the rents, subrents, issues, royalties, income, and profits payable by them with respect to the Trust Estate, or any part thereof, directly to Beneficiary on the demand of Beneficiary. Beneficiary's receipt of such rents, subrents, issues, royalties, income, and profits shall be a good and sufficient discharge of the obligation of the tenant, lessee, sublessee, or other person concerned to make the payment connected with the amount so received by the Trustee.

         10.2 Application of Payments. If at any time during the term of this Trust Deed Beneficiary receives or obtains a payment, installment, or sum which is less than the entire amount then due under the Note secured by this Trust Deed and under all other instruments further evidencing or securing the Obligations, then Beneficiary shall, except as provided otherwise in the Note and notwithstanding any instructions which may be given by Trustor, have the right to apply such payment, installment, or sum, or any part thereof, to such of the items or obligations then due from Trustor or to Beneficiary as Beneficiary may in Beneficiary's sole discretion determine.

         10.3 No Waiver of Rights by Collection of Proceeds. The entering upon and taking possession of the Trust Estate or any portion of the Trust Estate or the collection of rents, subrents, issues, royalties, income, profits, proceeds of fire and other insurance policies, or compensation or awards for any taking or damaging of the Trust Estate, or the application or release thereof as aforesaid, shall not cure or waive any Event of Default or notice of default hereunder, shall not invalidate any act done pursuant to such notice of default, and shall not operate to postpone or suspend the obligation to make, or have the effect of altering the size of, any scheduled installments provided for in any of the Obligations secured by this Trust Deed.

         10.4 Indemnification. Trustor shall indemnify, pay, protect, defend and hold Beneficiary harmless from and against all claims, demands, judgments, liabilities, actions, costs, and fees (including reasonable attorney fees) arising from or related to receipt by Beneficiary of the rents, subrents, issues, royalties, income and profit from the Trust Estate or any portion of the Trust Estate, except those liabilities arising from Beneficiary's own gross negligence and wilful misconduct.

                    ARTICLE 11 EVENTS OF DEFAULT AND REMEDIES

         11.1 Events of Default. Fifteen (15) days after written notice from Beneficiary to Trustor for monetary defaults and thirty (30) days after written notice from Beneficiary to Trustor for non-monetary defaults, if such defaults are not cured within such fifteen (15) day or thirty (30) day periods, respectively, each of the following shall constitute an event of default under this Trust Deed (an "Event of Default"):

                  11.1.1 Failure to Make Payment. If Trustor shall fail to make any payment due and payable under the terms of the Note, this Trust Deed, or any other Loan Document.

                  11.1.2 Non-Monetary  Default.  Except as provided otherwise in
Section 11.1.1 of this Trust Deed, failure to observe and perform any of the material terms, covenants, or conditions to be observed or performed in the Note, this Trust Deed or any other Loan Document.

                  11.1.3 Loan Agreement. Any Event of Default occurs under the Loan Agreement.

                  11.1.4 Ground Lease. If any default on the part of Trustor occurs under the Ground Lease, or any event occurs or condition exists, which with the passage of time, the giving of notice, or both, would constitute a default under the Ground Lease.

                  11.1.5 False Warranty. Any material representation or warranty of the Trustor contained in the Note, this Trust Deed or any other Loan Document was untrue when made.

                  11.1.6 Insolvency, Etc. If (a) Trustor commences any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Trustor or Trustor's debts under any law relating to bankruptcy, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Trustor or for all or any substantial part of Trustor's property; (b) any guarantor of the Note commences any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of such guarantor or such guarantor's debts under any law relating to bankruptcy, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for such guarantor or for any substantial part of such guarantor's property; or (c) any such case, proceeding, or other action is commenced against either Trustor or any guarantor of the Note.

                  11.1.7 Failure to Pay Debts. Trustor fails to pay Trustor's material debts as they become due (or within the time reasonably allotted by Trustor's creditors), admits in writing Trustor's inability to pay Trustor's debts, or makes a general assignment for the benefit of creditors.

                  11.1.8 Failure to Perform Other Obligations. A default by Trustor under the terms of any other promissory note, deed of trust, security agreement, undertaking or arrangement between Trustor and Beneficiary now existing or entered into hereafter.

         11.2 Acceleration; Notice. Time is of the essence hereof. Upon the occurrence of any Event of Default under this Trust Deed, at Beneficiary's option and in addition to any other remedy Beneficiary may have under the Note, Beneficiary may declare all sums secured hereby immediately due and payable and elect to have the Trust Estate sold in the manner provided herein. In the event Beneficiary elects to sell the Trust Estate, Beneficiary may execute or cause Trustee to execute a written notice of default and of election to cause the Trust Estate to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in the office of the County Recorder of the County wherein the Trust Estate is located. Beneficiary shall also deposit with Trustee the Note and all documents evidencing expenditures secured by this Trust Deed.

         11.3 Exercise of Power of Sale. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Trust Estate on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine (but subject to any statutory right of Trustor to direct the order in which such property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient and in accordance with applicable law, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than seventy-two hours beyond the day designated in the notice of sale, notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser a Trustee's Deed conveying the Property so sold, but without any covenant of warranty, express or implied. The recitals in the Trustee's Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale. Trustee shall apply the proceeds of the sale to payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of Trustee's and attorney's fees and costs; (b) cost of any evidence of title procured in connection with such sale; (c) all sums expended under the terms hereof in conjunction with any default provision hereunder, not then repaid, with accrued interest at the rate then provided for in the Note; (d) all sums then secured by this Trust Deed, including interest and principal on the Note; and (e) the remainder, if any, to the person or persons legally entitled thereto, or Trustee, in Trustee's discretion, may deposit the balance of such proceeds with the County Clerk of the County wherein the Trust Estate is located.

         11.4 Surrender of Possession. Trustor shall surrender possession of the Trust Estate to the purchaser immediately after the sale of the Trust Estate as provided in Section 11.3 of this Trust Deed, in the event such possession has not previously been surrendered by Trustor.

         11.5 UCC Remedies. Notwithstanding anything to the contrary in Sections
11.3 and 11.4 of this Trust Deed, Beneficiary, with regard to all Personalty, including fixtures, chattels, equipment, inventory, and personal property, conveyed to Trustee under Section 1.2 of this Trust Deed, shall have the right to exercise, from time to time, any and all rights and remedies available to Beneficiary, as a secured party under the Utah Uniform Commercial Code, and any and all rights and remedies available to Beneficiary under any other applicable law. Upon written demand from Beneficiary, Trustor shall, at Trustor's expense, assemble such fixtures, chattels, equipment, inventory, and personal property and make them available to Beneficiary at a reasonably convenient place designated by Beneficiary. Beneficiary shall have the right to enter upon any premises where the Personalty or records pertaining to the Personalty may be and take possession of the Personalty and records relating to the Personalty. Beneficiary may sell, lease or otherwise dispose of any or all of the Personalty and, after deducting the reasonable costs and out-of-pocket expenses incurred by Beneficiary, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising of sale of the Personalty, (d) sale commissions, (e) sales tax, (f) costs for improving or repairing the Personalty, and (g) costs for preservation and protection of the Personalty, apply the remainder to pay, or to hold as a reserve against, the Obligations.

         11.6 Foreclosure as a Mortgage. If an Event of Default occurs hereunder, Beneficiary shall have the option to foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall be entitled to recover in such proceedings all costs and expenses incident thereto, including reasonable attorneys fees and costs in such amounts as shall be fixed by the court.

         11.7 Receiver. If an Event of Default occurs, Beneficiary, as a matter of right and without regard to the interest of Trustor therein, shall have the right upon notice to Trustor to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate and Trustor hereby irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of a receiver and shall continue as such and exercise all such powers until completion of the sale of the Trust Estate or the foreclosure proceeding, unless the receivership is sooner terminated.

         11.8 No Remedy Exclusive. No remedy conferred upon or reserved to Beneficiary under this Trust Deed shall be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Trust Deed or any other Loan Document, or now or hereafter existing at law or in equity or by statute.

         11.9 Rights upon Default. In making the Loan, Beneficiary has relied upon the rights available to Beneficiary under this Trust Deed upon the occurrence of an Event of Default, including, but not limited to, the rights to accelerate the payment of any and all amounts secured by this Trust Deed, to sell the Property encumbered by this Trust Deed pursuant to the power of sale granted hereunder, the right to foreclose this Trust Deed as a mortgage, and the right to have a receiver appointed.

                          ARTICLE 12 GENERAL PROVISIONS

         12.1 Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served when personally delivered, deposited in the United States mail, by registered or certified mail, or deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as follows:

      Beneficiary and Trustee:           Zions First National Bank
                                         Commercial Loan Department
                                         P.O. Box 25822
                                         One South Main Street
                                         Salt Lake City, Utah 84125
                                         Attention: Michael R. Brough

      With copies to:                    Callister Nebeker & McCullough
                                         Gateway Tower East, Suite 900
                                         10 East South Temple
                                         Salt Lake City, Utah 84133
                                         Attention: T. Richard Davis

      Trustor:                           Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Chief Financial Officer

                                         Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Treasurer

      With copies to:                    Snell & Wilmer, L.L.P. Law Offices
                                         15 West South Temple, Suite 1200
                                         Gateway Tower West
                                         Salt Lake City, Utah 84101
                                         Attn: Brian D. Cunningham

Such addresses may be changed by notice to the other party given in the same manner provided in this Section.

         12.2 Severability. If any provision of this Trust Deed shall be held or deemed to be or shall, in fact, be illegal, inoperative, or unenforceable, the same shall not affect any other provision or provisions contained in this Trust Deed or render the same invalid, inoperative, or unenforceable to any extent whatever.

         12.3 Amendments, Changes, and Modifications. This Trust Deed may not be amended, changed, modified, altered, or terminated without the written consent of Beneficiary.

         12.4 Governing Law. This Trust Deed shall be governed exclusively by and construed in accordance with the applicable laws of the State of Utah.

         12.5 Interpretation. Whenever the context shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The section headings contained in this Trust Deed are for purposes of reference only and shall not limit, expand, or otherwise affect the construction of any provisions hereof.

         12.6 Binding Effect. This Trust Deed shall be binding upon Trustor and Trustor's successors and assigns. This Trust Deed shall inure to the benefit of Beneficiary, and Beneficiary's successors and assigns, and the holders of any of the Obligations secured hereby.

         12.7 Waivers. No delay or failure to exercise any right or power accruing upon any Event of Default, including Beneficiary requiring strict performance by Trustor of any undertakings, agreements, or covenants contained in this Trust Deed, shall impair any such right or power or shall be construed to be a waiver thereof, including the right to demand strict compliance and performance, but any such right and power may be exercised from time to time and as often as may be deemed expedient. Any waiver by Beneficiary of any Event of Default under this Trust Deed shall not waive or affect any other Event of Default hereunder, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, or covenants of Trustor under this Trust Deed, shall be deemed to have been waived by Beneficiary, unless such waiver is evidenced by an instrument in writing signed by an officer of Beneficiary and directed to Trustor specifying such waiver.

         12.8 Successor Trustee. Beneficiary may appoint a successor trustee at any time by filing for record in the office of the County Recorder of the county wherein the Property is located, a substitution of trustee. From the time the substitution is filed for record, the new Trustee shall succeed to all the powers, duties, authority and title of Trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made in the manner provided by law.

         12.9 Acceptance of Trust. Trustee accepts this Trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of any pending sale under any other deed of trust or any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

         12.10 Attorneys' Fees and Expenses. Trustor agrees to reimburse Beneficiary for any reasonable attorneys' fees and costs actually incurred by Beneficiary with respect to any bankruptcy or insolvency proceeding, or other action involving Trustor or any guarantor as a debtor. Trustor additionally agrees to pay all reasonable costs and out-of-pocket expenses, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising of sale of the Trust Estate,
(d) sale commissions, (e) sales tax, (f) costs for improving or repairing the Trust Estate, and (g) costs for preservation and protection of the Trust Estate, incurred by Beneficiary in obtaining possession of Trust Estate, storage and preparation for sale, sale or other disposition, and otherwise incurred in foreclosing upon the Trust Estate. Any and all such costs and out-of-pocket expenses shall be payable by Trustor upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the rate provided in the Note.

         Regardless of any breach or default, Trustor agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Beneficiary in any bankruptcy proceedings of any type involving Trustor, the Trust Estate, or this Trust Deed, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

         12.11 Request for Notice. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address for Trustor specified in Section 12.1 of this Trust Deed.

         12.12 Limitation on Damages. Beneficiary and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Trustor or any Guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Trust Deed or the Trust Estate.

         12.13 Preferential Transfers. If the incurring of any debt by Trustor or the payment of any money or transfer of property to Beneficiary by or on behalf of Trustor or any Guarantor should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Beneficiary is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Beneficiary's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Beneficiary related thereto, the liability of Trustor and Guarantor, and each of them, and this Trust Deed, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

         12.14 Survival. All agreements, representations, warranties and covenants made by Trustor shall survive the execution and delivery of this Trust Deed, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Beneficiary contemplated by this Trust Deed is outstanding and unpaid, notwithstanding any termination of this Trust Deed. All agreements, representations, warranties and covenants in this Trust Deed shall run with the land, shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

         12.15 Defined Terms. Unless otherwise defined in this Trust Deed, capitalized terms hereinafter used have the meanings given them in the Loan Agreement.

         DATED: March 31, 2000.

                             TRUSTOR

                             EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation


                             By:      /S/ R. GAYNOR
                                     Richard J. Gaynor
                                     Vice President and Chief Financial Officer




STATE OF UTAH     )
                                            : ss.
COUNTY OF SALT LAKE        )

         The foregoing instrument was acknowledged before me this 31 day of May, 2000, by Richard J. Gaynor, Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a Utah corporation.


                                  NOTARY PUBLIC

My Commission Expires:     Residing At:

                                    EXHIBIT A

                            REAL PROPERTY DESCRIPTION


         The real property located in Salt Lake County, State of Utah, and more particularly described as follows:

                            [SEE ATTACHED EXHIBIT A]